SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 22 – SUBSEQUENT EVENTS:

a.	2021 Public Offering

See Note 1c.

b.    Grant of stock options

See Note 15a(4).

c.    Acquisition of the assets of Spry Health

In January 2021, the Company acquired the assets of Spry Health, Inc. (“Spry”), a San Francisco-based developer of an FDA-cleared, wrist-based medical grade remote patient monitoring (“RPM”) solution called the “Loop”. The Loop device is a wrist device measuring and recording physiological parameters, such as SpO2, respiration rate and heart rate. The device transmits the data to a web server for remote review by a clinician. Through the combination of the WatchPAT technology and Spry’s Loop technology, the Company intends to bring to market the first device for continuous RPM of sleep apnea. The Company plans to commence development of this device immediately, with an initial market launch anticipated in 2022.